UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                         Chimera Investment Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------

     (5)  Total fee paid:

          ----------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------

     (2)  Form, Schedule or Registration Statement No. :

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     (3)  Filing Party:

          ----------------------------------------

     (4)  Date Filed:

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




                NOTICE OF ANNUAL MEETING OF CHIMERA STOCKHOLDERS

                             To be Held May 29, 2009

To the Stockholders of Chimera Investment Corporation:

         We will hold the annual meeting of the stockholders of Chimera on May 29, 2009, at 11:00 a.m., New York time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, to consider and vote on the following proposals:

         o    election of two directors for a term of three years each;

         o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year; and

         o any other matters as may properly come before our annual meeting or any adjournment or postponement thereof.

         We will transact no other business at the annual meeting, except for business properly brought before the annual meeting or any adjournment or postponement of it by our board of directors.

         Only our common stockholders of record at the close of business on March 27, 2009, the record date for the annual meeting, may vote at the annual meeting and any adjournments or postponements of it. A complete list of our common stockholders of record entitled to vote at the annual meeting will be available for inspection during the 10 business days before the annual meeting at our executive offices by our stockholders during ordinary business hours for proper purposes.

         Your vote is very important. Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the annual meeting. You also may cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

         ANNUAL MEETING ADMISSION: If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of our common stock as of the record date, and valid government-issued photo identification. The indicated portion of your proxy card or voter instruction card will serve as your admission ticket.

         Our board of directors recommends that you vote "FOR" the election of each of the nominees as directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

By Order of the Board of Directors,




/s/ A. Alexandra Denahan
------------------------
A. Alexandra Denahan
Secretary

April 9, 2009
New York, New York

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                                TABLE OF CONTENTS
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
QUESTIONS AND ANSWERS ABOUT THE MEETING...........................................................................1
OUR ANNUAL MEETING................................................................................................4
         Date, Time and Place of the Annual Meeting...............................................................4
         Purpose of the Annual Meeting............................................................................4
         Stockholder Record Date..................................................................................4
         Voting Rights............................................................................................4
         Quorum; Effect of Abstention and Broker "Non-Votes"......................................................4
         Votes Required To Approve the Proposals..................................................................5
         Voting of Proxies........................................................................................5
         Revocability of Proxies..................................................................................5
         Solicitation of Proxies..................................................................................6
         Postponement or Adjournment of Meeting...................................................................6
         Annual Meeting Admission Procedures......................................................................6
         Voting...................................................................................................7
PROPOSAL I ELECTION OF DIRECTORS..................................................................................7
         Directors................................................................................................8
         Class I Directors........................................................................................8
         Class II Directors.......................................................................................8
         Class III Directors......................................................................................9
CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE, BOARD MEETINGS AND COMMITTEES........................................9
         Corporate Governance.....................................................................................9
         Independence of Our Directors............................................................................9
         Board Committees and Charters...........................................................................10
MANAGEMENT.......................................................................................................14
SECURITY OWNERSHIP OF CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT OF CHIMERA.......................................14
EXECUTIVE COMPENSATION...........................................................................................16
COMPENSATION OF DIRECTORS........................................................................................23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................24
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION......................................................26
EQUITY COMPENSATION PLAN INFORMATION.............................................................................26
REPORT OF THE AUDIT COMMITTEE....................................................................................27
PROPOSAL II RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................29
         Relationship with Independent Registered Public Accounting Firm.........................................29
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................30
ACCESS TO FORM 10-K..............................................................................................30
STOCKHOLDER PROPOSALS............................................................................................31
OTHER MATTERS....................................................................................................31
WHERE YOU CAN FIND MORE INFORMATION..............................................................................31

                         CHIMERA INVESTMENT CORPORATION
                     1211 AVENUE OF THE AMERICAS, SUITE 2902
                            NEW YORK, NEW YORK 10036

                             ----------------------

                       2009 ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                 PROXY STATEMENT

         Chimera Investment Corporation ("we", "our" or "us") is furnishing this proxy statement in connection with our solicitation of proxies to be voted at our 2009 annual meeting of stockholders. We will hold the annual meeting at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, on Friday, May 29, 2009 at 11:00 a.m. New York time, and any postponements or adjournments thereof. We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about April 10, 2009. Our principal executive offices are located at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.



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                     QUESTIONS AND ANSWERS ABOUT THE MEETING
--------------------------------------------------------------------------------

Q:       What am I voting on?

A:       (1)      Election of two directors, Paul Keenan and Matthew Lambiase, for terms of three years; and

         (2) Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.

Q: How does the board of directors recommend that I vote on these proposals?

A: Our board of directors recommends you vote "FOR" the election of each of the nominees as directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

Q:       Who is entitled to vote at the meeting?

A: Only common stockholders of record as of the close of business on March 27, 2009, the record date, are entitled to vote at the meeting.

Q:       What stockholder approvals are required to approve the proposals?

A: Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting, and ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

Q:       What do I do if I want to change my vote?

A: Send a later-dated, signed proxy card to our Secretary prior to the date of the annual meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary at our address which is provided above.

Q: If my broker holds my shares in "street name," will my broker vote my shares?

A: If you do not provide your broker with instructions on how to vote your street name shares, your broker will be able to vote them on the election of directors and the ratification of the appointment of our independent registered public accounting firm. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Stockholders are urged to use telephone or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions. If your broker holds your shares and you attend the annual meeting, please bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:       Who can help answer my questions?

A: If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

                         Chimera Investment Corporation
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (646) 454-3759
                            Facsimile: (212) 696-9809
                         Email: investor@chimerareit.com
                          Attention: Investor Relations

Q:       How will voting on any other business be conducted?

A: Other than the two proposals described in this proxy statement, we know of no other business to be considered at the annual meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Matthew Lambiase, our Chief Executive Officer and President, and A. Alexandra Denahan, our Secretary, to vote on those matters according to their best judgment.

Q:       Who will count the vote?

A: Representatives of Broadridge Financial Solutions, Inc., the independent Inspector of Elections, will count the votes.

Q:       What does it mean if I receive more than one proxy card?

A: It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       How many shares can vote?

A: As of the record date, 177,196,945 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote per share for each matter before the meeting.

Q:       Who can attend the annual meeting?

A: All stockholders of record as of March 27, 2009 can attend the annual meeting, although seating is limited. If your shares are held through a broker and you would like to attend, please either (1) write us at Investor Relations, Chimera Investment Corporation, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email us at investor@chimerareit.com, or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker). In addition, you must bring valid, government-issued photo identification, such as a driver's license or a passport. If you plan to attend, please check the box on your proxy card and return it as directed on the proxy card.

         Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the auditorium and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Q:       Will our External Manager be present at the Meeting?

A: Fixed Income Discount Advisory Company, which we refer to as our Manager or FIDAC, will be present at the meeting.

Q:       When are stockholder proposals due for the 2010 annual meeting?

A: If you are submitting a proposal to be included in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal no later than November 29, 2009.

Q:       How will we solicit proxies for the annual meeting?

A: We are soliciting proxies by mailing this proxy statement and proxy card to our stockholders. In addition to solicitation by mail, some of our directors and officers and our Manager's employees may, without extra pay, make additional solicitations by telephone or in person. We will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

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                               OUR ANNUAL MEETING
--------------------------------------------------------------------------------

         We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at our annual meeting.

Date, Time and Place of the Annual Meeting

         We will hold our annual meeting on Friday, May 29, 2009, at 11:00 a.m., local time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036.

Purpose of the Annual Meeting

         At the annual meeting, we are asking holders of record of our common stock to consider and vote on the following proposals:

         o    election of two directors for a term of three years each;

         o ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year; and

         o any matters as may properly come before our annual meeting or any adjournment or postponement thereof.

Stockholder Record Date

         Only holders of record of our common stock at the close of business on March 27, 2009, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, approximately 177,196,945 shares of our common stock were issued and outstanding.

Voting Rights

         Our stockholders are entitled to one vote per share of common stock held as of the record date for the annual meeting.

Quorum; Effect of Abstention and Broker "Non-Votes"

         A quorum will be present at the annual meeting if a majority of the votes entitled to be cast are present, in person or by proxy. Since there were 177,196,945 eligible votes as of the record date, we will need at least 88,598,473 votes present in person or by proxy at the annual meeting for a quorum to exist. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to solicit additional proxies. Holders of record of our common stock on the record date are entitled to one vote per share.

         Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. An abstention will not count "for" or "against" the election of directors or the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

         A broker "non-vote" occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, brokers that hold shares of our common stock in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers. Broker "non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a stockholder owns shares through a broker and attends the annual meeting, the stockholder should bring a letter from that stockholder's broker identifying that stockholder as the beneficial owner of the shares and acknowledging that you will vote your shares.

         Broker non-votes will not count "for" or "against" the election of directors and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

Votes Required To Approve the Proposals

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

Voting of Proxies

         All shares represented by properly executed proxies received in time for the annual meeting will be voted at the annual meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the election of directors and for the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

         The individuals named as proxies by a stockholder may vote for one or more adjournments of the annual meeting, including adjournments to permit further solicitations of proxies.

         We do not expect that any matter other than the proposals described above will be brought before the annual meeting. If, however, other matters are properly presented at the annual meeting, the individuals named as proxies will vote in accordance with the recommendation of our board of directors.

Revocability of Proxies

         Submitting a proxy on the enclosed form will not preclude you from voting in person at the annual meeting. You may revoke a proxy at any time before it is voted by filing with us a duly executed revocation of proxy, by submitting a duly executed proxy to us with a later date or by appearing at the annual meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the annual meeting without voting will not itself revoke a proxy.

Solicitation of Proxies

         We will pay the expenses incurred in connection with the printing and mailing of this proxy statement. In addition to solicitation by mail, our directors and officers and our Manager's employees, who will not be specially compensated, may solicit proxies from our stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. We will bear the total cost of soliciting proxies.

         We will mail or send an electronic copy of this proxy statement to each holder of record of our common stock on the record date.

         Stockholders have the option to vote over the internet or by telephone. Please be aware that if you vote over the internet, you may incur costs such as telephone and access charges for which you will be responsible.

         In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement, he or she may request it orally or in writing by contacting us at Chimera Investment Corporation, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036,
Attention: Investor Relations, by emailing us at investor@chimerareit.com, or by calling us at (646) 454-3759, and we will promptly deliver to the stockholder the requested annual report or proxy statement. If a stockholder of record residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact us in the same manner. If you are an eligible stockholder of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

Postponement or Adjournment of Meeting

         If a quorum is not present or represented, our bylaws permit a majority of stockholders entitled to vote at the annual meeting, present in person or represented by proxy, to postpone or adjourn the meeting, without notice other than an announcement.

Annual Meeting Admission Procedures

         You should be prepared to present valid government-issued photo identification for admittance at the annual meeting. In addition, if you are a record holder of common stock, your name is subject to verification against the list of our record holders on the record date prior to being admitted to the annual meeting. If you are not a record holder but hold shares in street name, that is, with a broker, dealer, bank or other financial institution that serves as your nominee, you should be prepared to provide proof of beneficial ownership on the record date, or similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Voting

         You will only be entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on the record date, March 27, 2009. There were 177,196,945 shares of common stock outstanding on the record date, and each stockholder will be entitled to one vote at the meeting for each share registered in the stockholder's name on the record date. Holders of common stock are not entitled to cumulate their votes on any matter to be considered at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. Regarding the election of directors to serve until the 2012 annual meeting of stockholders, in voting by proxy, you may vote in favor of all the nominees, withhold your vote as to all the nominees or withhold your vote as to specific nominees. With respect to the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year, you may vote in favor of the proposal or against the proposal, or you may abstain from voting. You should specify your choices on the enclosed form of proxy.

         If you do not provide specific instructions on all the matters to be acted upon, the shares represented by a signed proxy will be voted "FOR" the election of all nominees and "FOR" the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

         Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the votes cast.

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                                   PROPOSAL I
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         At the annual meeting, the stockholders will vote to elect two Class II directors, whose terms will expire at our annual meeting of stockholders in 2012, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

         The persons named in the enclosed proxy will vote to elect Paul Keenan and Matthew Lambiase as Class II directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PAUL KEENAN AND MATTHEW LAMBIASE AS DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS IN 2012 AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE YOUR PROXY IN FAVOR OF THESE NOMINEES UNLESS YOU SPECIFY A CONTRARY CHOICE IN YOUR PROXY.

Directors

         We have three classes of directors. Our Class I directors will serve until our annual meeting of stockholders for 2011. Our Class II directors to be elected at this year's meeting will serve until our annual meeting of stockholders in 2012, and our Class III directors will serve until our annual meeting of stockholders for 2010. Set forth below are the names and certain information on each of our directors.

Class I Directors

         Paul Donlin, age 47, was appointed as one of our Class I Directors and our Nonexecutive Chairman of the Board of Directors on November 15, 2007. Mr. Donlin recently left Citigroup after a career that spanned 21 years. For the past 10 years at Citigroup, Mr. Donlin was in the securitization business, with his most recent position being the Head of Global Securitization in the Global Securitized Markets Business within Fixed Income. Earlier in his career at Citicorp, Mr. Donlin managed the Structured Finance and Advisory Unit of Citicorp's Private Bank. Mr. Donlin has an M.B.A. from Harvard University and a B.S. from Georgetown University.

         Mark Abrams, age 60, was appointed as one of our Class I Directors on November 15, 2007. Mr. Abrams has served as Chief Investment Officer of the Presidential Life Insurance Company since November 2003 and as Executive Vice President since 2005. He was Senior Vice President of the Presidential Life Insurance Company from 2001 to 2005. Before that, Mr. Abrams served as Vice President of the Presidential Life Insurance Company since October 1994. Mr. Abrams currently serves as a director of Presidential Life Insurance Company. Mr. Abrams has a B.A. from Hobart College.

Class II Directors

         Paul A. Keenan, age 42, was appointed as one of our Class II Directors on November 15, 2007. Mr. Keenan has been with Kelley, Drye and Warren LLP since 2002 and is a partner and the head of Real Estate Finance at the law firm. Mr. Keenan has a J.D. from Seton Hall University and a B.A. from Rutgers, the State University of New Jersey.

         Matthew Lambiase, age 42, is our President and Chief Executive Officer, and one of our Class II Directors. He is Executive Vice President, Structured Products for Annaly Capital Management, Inc., or Annaly, and our Manager, and a member of our Manager's Investment Committee. He joined these companies in June 2004. Before joining Annaly and FIDAC, Mr. Lambiase was a Director in Fixed Income Sales at Nomura Securities International, Inc. Over his 11 year employment at Nomura, Mr. Lambiase was responsible for the distribution of commercial and residential mortgage-backed securities to a wide variety of institutional investors. Mr. Lambiase also held positions at Bear, Stearns & Company as Vice President in Institutional Fixed Income Sales and as a mortgage analyst in the Financial Analytics and Structured Transaction Group. Mr. Lambiase has a Bachelors Degree in Economics from the University of Dayton.

Class III Directors

         Jeremy Diamond, age 45, is our Class III Director. He is also a Managing Director for FIDAC and Annaly and a member of our Manager's Investment Committee. He joined Annaly and FIDAC in March 2002. From 1990 to 2002 he was President of Grant's Financial Publishing, a financial research company and publisher of Grant's Interest Rate Observer. In addition to his responsibilities as principal business executive, Mr. Diamond conducted security analysis and financial market research. Mr. Diamond began his career as an analyst in the investment banking group at Lehman Brothers. Mr. Diamond has an M.B.A. from the Anderson School at UCLA and a Bachelors Degree from Princeton University.

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                  CORPORATE GOVERNANCE, DIRECTOR INDEPENDENCE,
                          BOARD MEETINGS AND COMMITTEES
--------------------------------------------------------------------------------

Corporate Governance

         We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices. We have adopted a number of written policies, including corporate governance guidelines, code of business conduct and ethics, and charters for our audit committee, compensation committee and nominating and corporate governance committee.

Independence of Our Directors

         New York Stock Exchange rules require that at least a majority of our directors be independent of our company and management. The rules also require that our board of directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent. We have adopted independence standards consistent with New York Stock Exchange rules. Our board of directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us and our management. This review has included examining the relationship of Mr. Donlin with our Manager. Our Manager managed a separate account on a discretionary basis for Mr. Donlin which was terminated in November 2008. This account had the same investment objectives and similar management fees as other separate accounts and funds managed by our Manager, and this account amounted to less than 0.1% of the assets managed by our Manager. In light of the routine nature of these transactions, the size of the separate account as compared to the assets managed by our Manager, and the passive nature of Mr. Donlin's role as an investor in the separate account, our board of directors determined that this relationship was not material and that Mr. Donlin is "independent" within the meaning of the rules of the New York Stock Exchange.

         As a result of this review, our board of directors, based upon the fact that none of our non-employee directors have any material relationships with us other than as directors and holders of our common stock, affirmatively determined that three of our directors are independent directors under New York Stock Exchange rules. Our independent directors are Mark Abrams, Paul Donlin and Paul A. Keenan. Jeremy Diamond and Matthew Lambiase are not considered independent because they are employees of our Manager.

Board Committees and Charters

         Code of Business Conduct and Ethics

         We have adopted a Code of Business Conduct and Ethics, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. This code is applicable to all our employees, officers and directors, as well as to our Manager's officers, directors and employees when such individuals are acting for or on our behalf.

         Corporate Governance Guidelines

         We have adopted Corporate Governance Guidelines which, in conjunction with the charters and key practices of our board committees, provide the framework for the governance of our company.

         Other Charters

         Our compensation committee, audit committee and nominating and corporate governance committee have also adopted written charters which govern their conduct.

         Where You Can Find These Documents

         Our Code of Business Conduct and Ethics, Corporate Governance Principles, Compensation Committee Charter, Audit Committee Charter and Nominating and Corporate Governance Committee Charter are available on our website (www.chimerareit.com). We will provide copies of these documents free of charge to any stockholder who sends a written request to Investor Relations, Chimera Investment Corporation, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

         Compensation Committee

         Our board of directors has established a compensation committee, which is composed of each of our independent directors, Messrs. Donlin, Abrams and Keenan. Mr. Keenan chairs the compensation committee, whose principal functions are to:

         o    evaluate the performance of our officers;

         o    evaluate the performance of our Manager;

         o review the compensation and fees payable to our Manager under our management agreement;

         o recommend to the board of directors the compensation for our independent directors; and

         o administer the issuance of any securities under our equity incentive plan to our executives or the employees of our Manager.

For additional information on the compensation committee, please see "Compensation Committee Report" below.

         Audit Committee

         Our board of directors has established an audit committee, which is composed of each of our independent directors, Messrs. Donlin, Abrams and Keenan. Mr. Abrams chairs our audit committee and serves as our audit committee financial expert, as that term is defined by the SEC. Each of the members of the audit committee is "financially literate" under the rules of the NYSE. The committee assists the board in overseeing:

         o    our accounting and financial reporting processes;

         o    the integrity and audits of our financial statements;

         o    our compliance with legal and regulatory requirements;

         o the qualifications and independence of our independent registered public accounting firm; and

         o the performance of our independent registered public accounting firm and any internal auditors.

         The audit committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

         Our board of directors has determined that all of the directors serving on the audit committee are independent members of the audit committee under the current NYSE independence requirements and SEC rules. The activities of the audit committee are described in greater detail below under the caption "Report of the Audit Committee."

         Nominating and Corporate Governance Committee

         Our board of directors has established a nominating and corporate governance committee, which is composed of each of our independent directors, Messrs. Donlin, Abrams and Keenan. Mr. Donlin chairs the committee, which is responsible for seeking, considering and recommending to the full board of directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting of stockholders. It also periodically prepares and submits to the board for adoption the nominating and corporate governance committee's selection criteria for director nominees. It reviews and makes recommendations on matters involving general operation of the board and our corporate governance, and annually recommends to the board nominees for each committee of the board. In addition, the nominating and corporate governance committee annually facilitates the assessment of the board of directors' performance as a whole and of the individual directors and reports thereon to the board.

         Our board of directors has determined that all of the directors serving on the nominating and corporate governance committee are independent members of the nominating and corporate governance committee under the current NYSE independence requirements and SEC rules.

         Our nominating and corporate governance committee currently considers the following factors in making its recommendations to the board of directors: background, skills, expertise, accessibility and availability to serve effectively on the board of directors. Our nominating/corporate governance committee also conducts inquiries into the background and qualifications of potential candidates. The nominating and corporate governance committee will consider nominees recommended by our stockholders. These recommendations should be submitted in writing to our Secretary.

         Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. Our nominating and corporate governance committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board of directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, our nominating and corporate governance committee considers various potential candidates for director. Candidates may come to the attention of our nominating and corporate governance committee through current members of our board of directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of our nominating and corporate governance committee, and may be considered at any point during the year. As described above, our nominating and corporate governance committee considers properly submitted stockholder nominations for candidates for the board of directors. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by our nominating and corporate governance committee at a regularly scheduled or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to our nominating and corporate governance committee. Our nominating and corporate governance committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, our nominating and corporate governance committee seeks to achieve a balance of knowledge, experience and capability on the board of directors.

         Communications with the Board of Directors

         Interested persons may communicate their complaints or concerns by sending written communications to the board of directors, committees of the board of directors and individual directors by mailing those communications to:

                         Chimera Investment Corporation
                                  [Addressee*]
                           1211 Avenue of the Americas
                                   Suite 2902
                               New York, NY 10036
                              Phone: (646) 454-3759
                            Facsimile: (212) 696-9809
                         Email: investor@chimerareit.com
                          Attention: Investor Relations

         *    Audit Committee of the Board of Directors
         *    Compensation Committee of the Board of Directors
         *    Nominating and Corporate Governance Committee of the Board of
              Directors
         *    Non-Management Directors
         *    Name of individual director

         These communications are sent by us directly to the specified addressee.

         We require each member of the board of directors to attend our annual meeting of stockholders except for absences due to causes beyond the reasonable control of the director.

         Board and Committee Meetings

         During 2008, our board of directors held nine meetings. During 2008, the audit committee held four meetings. Each director attended at least 75% of the aggregate number of meetings held by our board of directors and 75% of the aggregate number of meetings of each committee on which the director served.

         Meetings of Non-Management Directors

         Our corporate governance guidelines require that the board have at least four regularly scheduled meetings each year for our non-management directors. These meetings, which are designed to promote unfettered discussions among our non-management directors, are presided over by Paul Donlin or Mark Abrams. During 2008, our non-management directors had three meetings.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The following sets forth certain information with respect to our named executive officers:

      Name                                Age                      Position Held with Us
      ----                                ---                      ---------------------
Matthew Lambiase                          42            Chief Executive Officer, President and Director
Christian J. Woschenko                    48            Head of Investments
William B. Dyer                           62            Head of Underwriting
A. Alexandra Denahan                      38            Chief Financial Officer and Secretary

         Biographical information on Mr. Lambiase is provided above. Certain biographical information for Mr. Woschenko, Mr. Dyer and Ms. Denahan is set forth below.

         Christian J. Woschenko is our Manager's Executive Vice President and serves as our Head of Investments. Before joining FIDAC in August 2007, Mr. Woschenko worked at PHH Mortgage since 2005 with responsibilities for arranging, modeling and pricing the securitizations of their non-Agency residential mortgage production. He was a member of both PHH's Credit Committee and Interest Rate Risk Committee. Previously, Mr. Woschenko was employed as Senior Mortgage Credit Trader at RBC Capital, Senior Asset Backed Securities Banker at BB&T Capital Markets and as a Principal in Mortgage Trading at Mariner Capital Management. Mr. Woschenko has a Bachelors Degree in Accounting from Widener University.

         William B. Dyer is our Manager's Executive Vice President and serves as our Head of Underwriting. Before joining FIDAC in August 2007, Mr. Dyer was Vice President, Credit Risk Management for PHH Mortgage Corporation from 1997 where his responsibilities included supervision of the Credit Solutions Department. Mr. Dyer was Vice President at the Fixed-Income Division of Nomura Asset Capital Corporation from 1994 to 1997, where he managed deal-related activities critical for the securitization or sale of the mortgage loans. Mr. Dyer has an M.B.A. from St. John's University and a Bachelor of Science from St. Francis College.

         A. Alexandra Denahan is our Chief Financial Officer and Secretary, and the Controller of Annaly and FIDAC. Before joining Annaly and FIDAC in October 2002, Ms. Denahan was a business consultant in Fort Lauderdale, Florida. Ms. Denahan has an M.B.A. and Bachelors Degree in Accounting from Florida Atlantic University.

--------------------------------------------------------------------------------
                          SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT OF CHIMERA
--------------------------------------------------------------------------------

         The following table sets forth certain information as of March 27, 2009 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. Knowledge of the beneficial ownership of our common stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, as amended. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

         Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

                         Beneficial Owner                                          Shares Owned          Percentage
---------------------------------------------------------------------------------------------------------------------
Matthew Lambiase(1)                                                                      90,000                   *
Christian J. Woschenko(2)                                                                88,973                   *
William B. Dyer(3)                                                                       69,649                   *
A. Alexandra Denahan(4)                                                                  70,000                   *
Mark Abrams(5)                                                                            3,000                   *
Jeremy Diamond(6)                                                                        68,524                   *
Paul Donlin(7)                                                                           17,417                   *
Paul A. Keenan(8)                                                                        17,345                   *
      All Directors and Officers As a Group                                             424,908                   *
Annaly Capital Management, Inc.(9)                                                   15,302,996               8.60%
Bay Pond Partners, L.P.(10)                                                           9,731,342               5.49%
Federated Investors, Inc.(11)                                                        17,036,147               9.62%
FMR LLC(12)                                                                          11,210,951               6.98%
Thornburg Investment Management Inc.(13)                                             10,000,000               5.64%
Wellington Management Company, LLP (14)                                              20,302,320              11.46%

-------------
*  Less than 1 percent.

(1) Mr. Lambiase, our Chief Executive Officer, President and one of our directors, is the beneficial owner of 90,000 shares of restricted common stock issued under our equity incentive plan which vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008. Includes 11,250 shares of restricted common stock that have vested as of March 27, 2009; 2,250 shares of restricted common stock that will vest within 60 days after March 27, 2009; and 76,500 shares which vest more than 60 days after March 27, 2009.
(2) Mr. Woschenko, our Head of Investments, is the beneficial owner of 88,973 shares of restricted common stock issued under our equity incentive plan which vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008. Includes 10,223 shares of restricted common stock that have vested as of March 27, 2009; 2,250 shares of restricted common stock that will vest within 60 days after March 27, 2009; and 76,500 shares which vest more than 60 days after March 27, 2009.
(3) Mr. Dyer, our Head of Underwriting, is the beneficial owner of 69,649 shares of restricted common stock issued under our equity incentive plan which vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008. Includes 8,399 shares of restricted common stock that have vested as of March 27, 2009; 1,750 shares of restricted common stock that will vest within 60 days after March 27, 2009; and 59,500 shares which vest more than 60 days after March 27, 2009.
(4) Ms. Denahan, our Chief Financial Officer and Secretary, is the beneficial owner of 70,000 shares of restricted common stock issued under our equity incentive plan which vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008. Includes 8,750 shares of restricted common stock that have vested as of March 27, 2009; 1,750 shares of restricted common stock that will vest within 60 days after March 27, 2009; and 59,500 shares which vest more than 60 days after March 27, 2009.
(5)    Mr. Abrams is one of our directors.
(6) Mr. Diamond, one of our directors, is the beneficial owner of 68,524 shares of restricted common stock issued under our equity incentive plan which vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008. Includes 7,274 shares of restricted common stock that have vested as of March 27, 2009; 1,750 shares of restricted common stock that will vest within 60 days after March 27, 2009; and 59,500 shares which vest more than 60 days after March 27, 2009.

(7)    Mr. Donlin is one of our directors.
(8)    Mr. Keenan is one of our directors.
(9) Annaly owns our Manager. The address for this stockholder is 1211 Avenue of the Americas, New York, NY 10036. Based solely on information contained in a Schedule 13D filed by Annaly Capital Management, Inc. on November 7, 2008.
(10) The address for this stockholder is 75 State Street, Boston, MA 02109. Based solely on information contained in a Schedule 13G filed on March 30, 2009. The Schedule 13G reports that Bay Pond Partners, L.P. and its general partner, Wellington Hedge Management, LLC, have shared voting and dispositive power over 9,731,342 shares of common stock.
(11) The address for this stockholder is Federated Investors Tower, Pittsburgh, PA 15222-3779. Based solely on information contained in a
       Schedule 13G filed on February 13, 2009. The Schedule 13G reports that:
       Federated Investors, Inc. has sole voting and dispositive power over 17,036,147 shares of common stock; Federated Investors, Inc. is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., which act as investment advisors for various funds and accounts that own the common stock; all of the Federated Investors, Inc. outstanding voting stock is held in the Voting Shares Irrevocable Trust for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees and have the collective voting control over Federated Investors, Inc.
(12) The address for this stockholder is 82 Devonshire Street, Boston, MA 02109. Based solely on information contained in a Schedule 13G filed on February 17, 2009. The Schedule 13G reports that FMR LLC has sole voting power over 3,000 shares of common stock and sole dispositive power over 11,210,951 shares of common stock.
(13) The address for this stockholder is 2300 Ridgetop Rd., Santa Fe, New Mexico 87506-8361. Based solely on information contained in a Schedule 13G filed on February 27, 2009. The Schedule 13G reports that Thornburg Investment Management Inc. has the sole voting and dispositive power over 10,000,000 shares of common stock.
(14) The address for this stockholder is 75 State Street, Boston, Massachusetts 02109. Based solely on information contained in a Schedule 13G filed on February 17, 2009. The Schedule 13G reports that Wellington Management Company, LLP has shared voting power over 17,737,820 shares of common stock and shared dispositive power over 20,302,320 shares of common stock.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                      Compensation Discussion and Analysis

         Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for the executive officers named in this proxy statement and our executive officers generally.

Overview of Compensation Program and Philosophy

         We have no employees. We are externally managed by our Manager pursuant to a management agreement between our Manager and us. All of our named executive officers are employees of our Manager. We have not paid, and do not intend to pay, any cash compensation to our named executive officers. We do not provide our named executive officers with pension benefits, perquisites or other personal benefits to them. We have no arrangements to make cash payments to our named executive officers upon their termination from service as our officers. While we do not pay our named executive officers any cash compensation, our Compensation Committee may grant our named executive officers equity awards intended the align their interests with our interests.

Cash and Other Compensation

         Our named executive officers and other personnel who conduct our regular business are employees of our manager. Accordingly, we do not pay or accrue any salaries or bonuses to our officers.

Equity-Based Compensation

         Our Compensation Committee may, from time to time, grant equity awards in the form of restricted stock, stock options or performance awards to our named executive officers pursuant to our equity incentive plan. These awards are designed to align the interests of our named executive officers with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through stock appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and to achieve strong performance for our company. These awards further provide flexibility to us in our ability to enable our Manager to attract, motivate and retain talented individuals at our Manager.

         We believe our compensation policies are particularly appropriate since we are an externally managed real estate investment trust, or REIT. REIT regulations require us to pay at least 90% of our earnings to stockholders as dividends. As a result, we believe that our stockholders are principally interested in receiving attractive risk-adjusted dividends and growth in dividends and book value. Accordingly, we want to provide an incentive to our directors and management that rewards success in achieving these goals. Since we do not have the ability to retain earnings, we believe that equity-based awards serve to align the interests of our Manager's employees with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth. Additionally, we believe that equity-based awards are consistent with our stockholders' interest in book value growth as these individuals will be incentivized to grow book value for stockholders over time. We believe that this alignment of interests provides an incentive to our Manager's employees to implement strategies that will enhance our long-term performance and promote growth in dividends and growth in book value.

         Our equity incentive plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code, and stock options that do not qualify as incentive stock options. The exercise price of each stock option may not be less than 100% of the fair market value of our shares of common stock on the date of grant. The compensation committee will determine the terms of each option, including when each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options become vested and exercisable in installments and the exercisability of options may be accelerated by the compensation committee.

         Our equity incentive plan also permits the granting of shares of our common stock in the form of restricted common stock. A restricted common stock award is an award of shares of common stock that may be subject to forfeiture (vesting), restrictions on transferability and such other restrictions, if any, as the compensation committee may impose at the date of grant. The shares may vest and the restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as our compensation committee may determine.

         We may also grant unrestricted shares of common stock, which are shares of common stock awarded at no cost to the participant or for a purchase price determined by the compensation committee, under our equity incentive plan. The compensation committee may also grant shares of our common stock, stock appreciation rights, performance awards, dividend equivalent rights, and other stock and non-stock-based awards under the equity incentive plan. These awards may be subject to such conditions and restrictions as the compensation committee may determine, including, but not limited to, the achievement of certain performance goals or continued employment with us through a specific period. Each award under the plan may not be exercisable more than 10 years after the date of grant.

         Our equity incentive plan provides that the compensation committee has the discretion to provide that all or any outstanding options and stock appreciation rights will become fully exercisable, all or any outstanding stock awards will become vested and transferable and all or any outstanding performance shares and incentive awards will be earned, all or any outstanding awards may be cancelled in exchange for a payment of cash or all or any outstanding awards may be substituted for awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the equity incentive plan if there is a change in control of us.

         The compensation committee does not use a specific formula to calculate the number of equity awards and other rights awarded to executives under our equity incentive plan. The compensation committee does not explicitly set future award levels/opportunities on the basis of what the executives earned from prior awards. While the compensation committee will take past awards into account, it will not solely base future awards in view of those past awards. Generally, in determining the specific amounts to be granted to an individual, the compensation committee will take into account factors such as the individual's position, his or her contribution to our performance, market practices as well as the recommendations of our Manager.

         We have not and do not intend to either backdate stock options or grant stock options retroactively. Presently, we do not have designated dates on which we grant stock option awards. We do not intend to time stock options grants with our release of material nonpublic information for the purpose of affecting the value of executive compensation.

         We have designed our compensation policy in an effort to provide the proper incentives to our Manager's employees to maximize our performance in order to serve the best interests of our stockholders. We seek to achieve this objective through the granting of restricted stock under our equity incentive plan. Consistent with our view that this component of compensation is designed to provide long term incentives, we expect the restricted stock to vest in equal installments over four, five or ten year periods from the date of grant. Consistent with the foregoing, all grants of restricted stock we made in 2008 have a vesting period of ten years.

Tax Considerations

         Section 162(m) of the Internal Revenue Code, or the Code, generally disallows a tax deduction to public corporations for compensation, other than performance-based compensation, over $1 million paid to the chief executive officer and next four highest compensated executive officers to the extent that compensation of a particular executive exceeds $1 million in any one year. There are certain exceptions for qualified performance-based compensation in accordance with the Code and corresponding regulations. We expect our equity plan awards paid to our executive officers will qualify as performance-based compensation deductible for federal income tax purposes under Section 162(m), but do not expect any non-performance based equity awards such as time vested restricted stock or stock units to qualify for such treatment. However, given the fact that we are presently externally managed by our external manager and the only compensation that currently may be paid to our executive officers are long-term incentive awards pursuant to our equity incentive plan, it is unlikely that Section 162(m) will have any material effect on us.

                          Compensation Committee Report

         The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

               Paul Donlin            Mark Abrams               Paul Keenan

                           Summary Compensation Table

         We do not provide any of our executive officers with any cash compensation or bonus. Nor do we provide any executive officers with pension benefits or nonqualified deferred compensation plans. We granted shares of restricted stock to our named executive officers during the year ended December 31, 2008. We have not entered into any employment agreements with any persons, and are not obligated to make any cash payments upon termination of employment or a change in control of us.

         The following table lists the annual compensation for our named executive officers relating to equity awards received from us. As noted above, the only compensation that we provide for named executive officers is long term equity compensation pursuant to our equity incentive plan.

                                                                                 All Other
       Name and Principal Position          Year        Stock Awards (1)       Compensation          Total
----------------------------------------------------------------------------------------------------------------
Matthew Lambiase                            2008         $101,520              $          -          $101,520
   Chief Executive Officer,                 2007         $      -              $          -          $      -
   President and Director



Christian Woschenko                         2008         $101,520              $          -          $101,520
   Head of Investments                      2007         $      -              $          -          $      -


William Dyer                                2008         $ 78,960              $          -          $ 78,960
   Head of Underwriting                     2007         $      -              $          -          $      -


A. Alexandra Denahan
   Chief Financial Officer and
   Secretary                                2008         $ 78,960              $          -          $ 78,960
                                            2007         $      -              $          -          $      -

-----------------
o    The columns for "Salary," "Bonus," "Option Awards," "Non-Equity Incentive
     Plan Compensation" and "Change in Pension Value and Nonqualified Deferred
     Compensation Earnings" have been omitted because they are not applicable.

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year in accordance with Financial Accounting Standards Board SFAS No. 123 - Share-Based
     Payment, and Emerging Issues Task Force EITF 96-18, Accounting for Equity
     Instruments That Are Issued to Other Than Employees for Acquiring, or in
     Conjunction with Selling, Goods and Services.

                       Grants of Plan-Based Awards in 2008

              The following table provides information about our plan-based awards granted under our equity incentive plan to our named executive officers in 2008.

                                                               All Other Stock Awards:         Grant Date
                                                              Number of Shares of Stock       Fair Value of
          Name                           Grant Date                 or Units#(1)            Equity Awards (2)
--------------------------------------------------------------------------------------------------------------
Matthew Lambiase                       January 2, 2008                 90,000                  $1,594,800
Christian Woschenko                    January 2, 2008                 90,000                  $1,594,800
William Dyer                           January 2, 2008                 70,000                  $1,240,400
A. Alexandra Denahan                   January 2, 2008                 70,000                  $1,240,400

-----------------
o    The columns for "Estimated Future Payouts Under Non-Equity Incentive Plan
     Awards," "Estimated Future Payouts Under Equity Incentive Plan Awards,"
     "All Other Option Awards: Number of Securities Underlying Options" and
     "Exercise or Base Price of Option Awards" have been omitted because they are not applicable.

(1) Reflects a restricted stock award granted to the named executive officer on January 2, 2008, which vests in equal installments on the first business day of each fiscal quarter over a period of 10 years beginning January 2, 2008.
(2) The value of a stock award is based on the fair value as of the grant date of such award determined pursuant to SFAS 123R.

         We describe our equity incentive plan in "Compensation Discussion and Analysis" above and in "Equity Compensation Plan Information" below.

                  Outstanding Equity Awards at Fiscal Year-End

     The following table provides information about outstanding equity awards of our named executive officers as of the end of 2008.

                                                               Stock Awards
                                                                        Equity Incentive       Equity Incentive
                                                                          Plan Awards:           Plan Awards:
                                   Number of                               Number of              Market or
                                Shares or Units     Market Value of     Unearned Shares,       Payout Value of
                                 of Stock That    Shares or Units of     Units or Other       Unearned Shares, Units
                                    Have Not        Stock That Have      Rights That          or Other Rights That
             Name                  Vested(1)          Not Vested         Have Not Vested      Have Not Yet Vested
-----------------------------------------------------------------------------------------------------------------------
Matthew Lambiase                       -            $            -           81,000                 $279,450
Christian Woschenko                    -            $            -           81,000                 $279,450
William Dyer                           -            $            -           63,000                 $217,350
A. Alexandra Denahan                   -            $            -           63,000                 $217,350

------------------
o    The columns for "Option  Awards"  have been  omitted  because  they are not applicable.

(1) Reflects a restricted stock award granted to the named executive officer on January 2, 2008, which vests in equal installments on the first business day of each fiscal quarter over a period of 10 years beginning January 2, 2008.

                       Options Exercised and Stock Vested

         The following table sets forth certain information with respect to our named executive officers regarding options exercised and stock vested during the calendar year 2008.

                                                      Option Awards                      Stock Awards

                  Name                     Number of Shares    Value Realized      Number of         Value
                                              Acquired On      on Exercise($)       Shares        Realized on
                                              Exercise(#)                         Acquired on     Vesting ($)
                                                                                  Vesting (#)
---------------------------------------------------------------------------------------------------------------
Matthew Lambiase                                   -          $         -            9,000         $101,520
Christian Woschenko                                -          $         -            7,973         $101,520
William Dyer                                       -          $         -            6,649         $ 78,960
A. Alexandra Denahan                               -          $         -            7,000         $ 78,960

                                Pension Benefits

         We do not provide any of our named executive officers with pension benefits.

                       Nonqualified Deferred Compensation

         We do not provide any of our named executive officers with any nonqualified deferred compensation plans.

                Potential Payments Upon Termination Of Employment

         We do not have any employment agreements with any of our named executive officers and are not obligated to make any payments to them upon termination of employment.

     Potential Post-Employment Payments and Payments on a Change in Control

         None of our named executives has the right to terminate employment and receive severance payments from us and we are not required to make payments to an executive upon a change of control of us. However, all unvested shares of restricted stock we have granted under our equity incentive plan will vest immediately upon the executive's death. The following table presents the potential value our named executive officers would be entitled to in connection with such vesting and assumes that the triggering event took place on December 31, 2008.

                                                   Termination      Termination
                                                  with Cause or    without Cause                    Other Post
                                                    Voluntary       or for Good       Death or      Employment
            Name                 Benefit           Termination         Reason        Disability     Obligations
------------------------------------------------------------------------------------------------------------------
Matthew Lambiase              Stock vesting        $         -      $         -       $279,450      $         -
Christian Woschenko           Stock vesting        $         -      $         -       $279,450      $         -
William Dyer                  Stock vesting        $         -      $         -       $217,350      $         -
A. Alexandra Denahan          Stock vesting        $         -      $         -       $217,350      $         -

------------------
(1)  We have valued the benefit based on the potential gain executives would have realized if the restricted stock had vested on December 31, 2008.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

         We compensate only those directors who are independent under the NYSE listing standards. Any member of our board of directors who is also an employee of our Manager is referred to as an excluded director. Each excluded director does not receive additional compensation for serving on our board of directors. Each independent director receives an annual fee for their services of $45,000. The chair of our audit committee receives an additional annual fee of $10,000 for his service in such capacity. Each independent director receives a fee of $500 for attendance at every in-person meeting of the board of directors or committee of the board of directors and a fee of $250 for attendance at every telephonic meeting of the board of directors or committee of the board of directors. Fees to our non-excluded directors are paid in cash or shares of our common stock at the election of each director. We also reimburse our directors for their travel expenses incurred in connection with their attendance at full board and committee meetings.

         Our non-excluded directors are eligible to receive restricted common stock, option and other stock-based awards under our equity incentive plan.

                       Director Summary Compensation Table

         The table below summarizes the compensation paid by us to our non-employee directors for the year ended December 31, 2008.

                                                                               Change in
                                                               Non-Equity    Pension Value
                       Fees Earned                              Incentive     and Deferred
                       or Paid in       Stock      Option         Plan       Compensation     All Other
        Name              Cash        Awards (2)   Awards     Compensation     Earnings     Compensation      Total
----------------------------------------------------------------------------------------------------------------------
Mark Abrams             $58,650       $53,160        -              -              -              -          $111,810
Paul Donlin(1)          $48,620       $53,160        -              -              -              -          $101,780
Paul A. Keenan(1)       $48,372       $53,160        -              -              -              -          $101,532

------------------
(1)  Messrs. Donlin and Keenan elected to receive common stock in lieu of cash payment for Board of Director fees earned during 2008.
(2)  The value of a stock award is based on the fair value as of the grant date of such award determined pursuant to SFAS 123R.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         This section discusses certain direct and indirect relationships and transactions involving us and certain persons related to us.

Management Agreement

         We entered into a management agreement with FIDAC, our Manager, in connection with our initial public offering. The management agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors.

         We pay our Manager a base management fee quarterly in arrears in an amount equal to 1.50% per annum, calculated quarterly, of our stockholders' equity. For purposes of calculating the base management fee, our stockholders' equity means the sum of the net proceeds from any issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings at the end of such quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less any amount that we pay for repurchases of our common stock, and less any unrealized gains, losses or other items that do not affect realized net income (regardless of whether such items are included in other comprehensive income or loss, or in net income). This amount is adjusted to exclude one-time events pursuant to changes in generally accepted accounting principles in the United States, or GAAP, and certain non-cash charges after discussions between our Manager and our independent directors and approved by a majority of our independent directors. The base management fee will be reduced, but not below zero, by our proportionate share of any CDO base management fees FIDAC receives in connection with the CDOs in which we invest, based on the percentage of equity we hold in such CDOs. The base management fee is payable independent of the performance of our investment portfolio. If we invest in any collateralized debt obligation or investment fund managed by our Manager or any of its affiliates, then the annual base management fee payable by us to our Manager is reduced by an amount equal to the base management fee allocable to the equity supporting our investment in such collateralized debt obligation or investment fund, except in cases where our Manager or any of its affiliates does not receive a fee in connection with the management of such collateralized debt obligation or investment fund.

         Our management agreement had provided for a base management fee from 1.75% per annum of our stockholders' equity as well as an incentive fee. On October 13, 2008, we and our Manager amended the management agreement to reduce the base management fee from 1.75% per annum to 1.50% per annum of our stockholders' equity. On October 19, 2008, we and our Manager further amended the management agreement to eliminate the incentive fee in its entirety.

         For the year ended December 31, 2008 our Manager earned a base management fee of $8.4 million. Currently, our Manager has waived its right to require us to pay our pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

Purchases of Common Stock by Affiliates

         Annaly, the owner of our Manager, purchased 3,621,581 shares of stock concurrent with our initial public offering at the same price paid by other investors in our initial public offering. In October 2008, we completed a secondary public offering, and in a private offering immediately following that public offering, we sold Annaly 11,681,415 shares of stock at the same per share price paid by other investors. As of December 31, 2008 Annaly owns 15,302,996 shares of our common stock.

Restricted Stock Grants

         We granted 1,301,000 shares of restricted stock to our Manager's employees and members of our board of directors during the year ended December 31, 2008. During the year ended December 31, 2008, 140,900 shares of restricted stock we had awarded to our Manager's employees and our board members vested and 17,880 shares were forfeited or cancelled. At December 31, 2008 there are approximately 1.2 million unvested shares of restricted stock issued to employees of our Manager's employees.

Financing Arrangements with Annaly

         In March 2008, we entered into a RMBS repurchase agreement and a receivables sales agreement with Annaly. These agreements contain customary representations, warranties and covenants. As of April 3, 2009, we were borrowing $452.5 million under this repurchase agreement at a weighted-average interest rate of 1.77%.

Other Relationships

         Matthew Lambiase, our President and Chief Executive Officer, one of our directors and the Executive Vice President, Structured Products for Annaly and our Manager, is the son of one of Annaly's directors, John A. Lambiase. A. Alexandra Denahan, our Chief Financial Officer and Secretary and the Controller of Annaly and our Manager, is the sister of Wellington J. Denahan-Norris, the Vice Chairman of Annaly and Chief Investment Officer and Chief Operating Officer of Annaly and our Manager.

Approval of Related Person Transactions

         Our code of business conduct and ethics requires all of our personnel to be scrupulous in avoiding a conflict of interest with regard to our interests. The code prohibits us from entering into a business relationship with an immediate family member or with a company that the employee or immediate family member has a substantial financial interest unless such relationship is disclosed to and approved in advance by our board of directors.

         Each of our directors and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have a direct or indirect material interest with respect to us. We review these questionnaires and, if we determine it necessary, discuss any reported transactions with the entire board of directors. We do not, however, have a formal written policy for approval or ratification of such transactions, and all such transactions are evaluated on a case-by-case basis. If we believe a transaction is significant to us and raises particular conflict of interest issues, we will discuss it with our legal counsel, and if necessary, we will form an independent board committee which has the right to engage its own legal and financial counsel to evaluate and approve the transaction.

         In addition, we will not invest in any collateralized debt obligation or security structured or managed by our Manager or any of its affiliates unless the investment is approved in advance by a majority of our independent directors.

--------------------------------------------------------------------------------
           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

         Our compensation committee is comprised solely of the following independent directors: Messrs. Donlin, Abrams and Keenan. None of them has served as an officer or employee of us or any affiliate or has any other business relationship or affiliation with us, except his service as a director.

--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

         We have adopted an equity incentive plan to provide incentives to our independent directors, employees of our Manager and its affiliates, and other service providers to stimulate their efforts toward our continued success, long-term growth and profitability and to attract, reward and retain personnel.

         The following table provides information as of December 31, 2008, concerning shares of our common stock authorized for issuance under our existing equity incentive plan.


                                                                                              Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                  Number of securities to be    Weighted-average exercise        Incentive Plan
                                   issued upon exercise of         price of outstanding       (excluding previously
Plan Category                        outstanding options                 options                     issued)
----------------------------------------------------------------------------------------------------------------------
Incentive Plan approved by
   shareholders                           1,283,120                         -                   12,892,737(1)(2)

Incentive Plan not approved
   by shareholders                            -                             -                           -
----------------------------------------------------------------------------------------------------------------------
Total                                     1,283,120                                                12,892,737
----------------------------------------------------------------------------------------------------------------------

------------------
(1)  Our equity incentive plan provides for grants of restricted common stock and other equity-based awards up to an aggregate of 8% of the issued and outstanding shares of our common stock (on a fully diluted basis) at the time of the award, subject to a ceiling of 40,000,000 shares available for issuance under the plan.
(2)  Each independent director was granted 3,000 shares of our restricted common stock which fully vested on the date of grant. The restricted common stock granted to our executive officers and other employees of our Manager vests in equal installments on the first business day of each fiscal quarter over a period of ten years beginning on January 2, 2008, or all outstanding unvested shares will fully vest on the death of the individual.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------


         Since the consummation of our initial public offering, we have had an audit committee composed entirely of non-employee directors. The members of the audit committee meet the independence and experience requirements of the New York Stock Exchange. The board of directors has determined that Mr. Abrams is the audit committee financial expert and is an independent director within the meaning of the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. The Committee met four times in 2008. The audit committee has adopted a written charter outlining the practices it follows. A full text of our audit committee charter is available for viewing on our website at www.chimerareit.com. Any changes in the charter or key practices will be reflected on our website.

         During 2008, at each of our meetings, the audit committee met with the Chief Financial Officer and our independent registered public accounting firm. The audit committee's agenda is established by the audit committee's chairman. The audit committee engaged Deloitte & Touche LLP as our independent registered public accounting firm and reviewed with our Chief Financial Officer and the independent registered public accounting firm, overall audit scope and plans, the results of external audit examination, evaluations by the independent registered public accounting firm of our internal controls and the quality of our financial reporting.

         The audit committee has reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for and received management's representations that our audited financial statements have been prepared in conformity with GAAP, and have expressed to both management and registered public accounting firm their general preference for conservative policies when a range of accounting options is available.

         In its meetings with representatives of the independent registered public accounting firm, the audit committee asks them to address, and discusses their responses to several questions that the audit committee believes are particularly relevant to its oversight. These questions include:

         o Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the registered public accounting firm themselves prepared and been responsible for the financial statements?

         o Based on the registered public accounting firm's experience, and their knowledge of us, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

         o Based on the registered public accounting firm's experience, and their knowledge of us, have we implemented internal controls that are appropriate?

         The audit committee believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

         The audit committee also discussed with the independent registered public accounting firm other matters required to be discussed by the registered public accounting firm with the audit committee under the standards of Public Company Accounting Oversight Board (United States) (required communication with the audit committee). The audit committee received and discussed with the registered public accounting firm their annual written report on their independence from us and our management, which is made pursuant to applicable requirements of the Public Company Accounting Oversight Board and considered with the registered public accounting firm whether the provision of non-audit services is compatible with the registered public accounting firm's independence.

         In performing all of these functions, the audit committee acts only in an oversight capacity and, necessarily, in its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting as of year end.

         In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the audit committee has recommended to our board of directors, and our board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by the current members of the audit committee:

             Paul Donlin              Mark Abrams               Paul Keenan

--------------------------------------------------------------------------------
                                   PROPOSAL II
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The accounting firm of Deloitte & Touche LLP and its affiliated entities, or D&T, has served as our independent registered public accounting firm since our formation in June 2007. During this time, it has performed accounting and auditing services for us. We expect that representatives of D&T will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of D&T is not ratified, our audit committee will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.

Relationship with Independent Registered Public Accounting Firm

         In addition to performing the audits of our financial statements and management's assessment of the effectiveness of the internal control over financial reporting in 2008, D&T provided audit-related services for us during 2007, our first year of operations. The aggregate fees billed for 2008 and 2007 for each of the following categories of services are set forth below:

         Audit Fees: The aggregate fees billed by D&T for audits and reviews of our 2008 financial statements were $445,650. The aggregate fees for the audit of the Company's internal control over financial reporting were $130,000. The aggregate fees billed by D&T for audits and reviews of our 2007 financial statements were $226,180. The Company did not incur fees for the audit of the Company's internal control over financial reporting for 2007.

         Audit-Related Fees: The aggregate fees billed by D&T for audit-related services during 2008 were $197,600. The audit-related services in 2008 principally included due diligence and accounting consultation relating to our secondary public offering. The aggregate fees billed by D&T for audit-related services during 2007 were $114,400. The audit-related services in 2007 principally included due diligence and accounting consultation relating to our initial public offering.

         Tax Fees: The aggregate fees billed by D&T for tax services for 2008 were $32,000. The aggregate fees billed by D&T for tax services for 2007 were $20,150.

         All Other Fees: D&T did not perform any other kinds of services for us during 2008 or 2007, and we did not pay D&T any additional fees.

         The audit committee has also adopted policies and procedures for pre-approving all non-audit work performed by D&T. Specifically, the audit committee pre-approved the use of D&T for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; employee benefit plan audits; and reviews and procedures that we request D&T to undertake to provide assurances on matters not required by laws or regulations. In each case, the audit committee also set a specific annual limit on the amount of such services which we would obtain from D&T, and required management to report the specific engagements to the audit committee on a quarterly basis, and also obtain specific pre-approval from the audit committee for any engagement over five percent of the total amount of revenues estimated to be paid by us to D&T during the then current fiscal year. Our audit committee approved the hiring of D&T to provide all of the services detailed above prior to D&T's engagement. None of the services related to the Audit-Related Fees described above was approved by the audit committee pursuant to a waiver of pre-approval provisions set forth in applicable rules of the Securities and Exchange Commission.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         We believe that based solely upon our review of copies of forms we have received or written representations from reporting persons, during the fiscal year ended December 31, 2008, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were complied with on a timely basis except as follows. Due to administrative errors, form 4s relating to surrender of shares to satisfy tax withholding obligations were filed late by Mr. Woschenko (4 reports) and by Mr. Diamond (3 reports).

--------------------------------------------------------------------------------
                               ACCESS TO FORM 10-K
--------------------------------------------------------------------------------

         On written request, we will provide without charge to each record or beneficial holder of our common stock as of March 27, 2009, a copy of our annual report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission. You should address your request to Investor Relations, Chimera Investment Corporation, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email your request to us at investor@chimerareit.com.

         We make available on our website, www.chimerareit.com, under "Financial Information/SEC Filings," free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         For a stockholder proposal to be included in the proxy statement for our 2009 annual meeting, including a proposal for the election of a director, the proposal must have been received by us at our principal offices no later than November 27, 2009. In addition, if a shareholder proposal is not received by us on or before February 10, 2010, it will not be considered or voted on at the 2010 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this proxy statement, the board of directors does not know of any matter that will be presented for consideration at the annual meeting other than as described in this proxy statement.

--------------------------------------------------------------------------------
                       WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference room at Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

         Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning us may also be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

                     [SEE SUPPLEMENTAL PDF FOR PROXY CARD]

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.


CHIMERA INVESTMENT CORPORATION
ATTN:A. Alexandra Denahan
1211 AVENUE OF THE AMERICAS, SUITE 2902
NEW YORK, NY 10036
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2


NAME                                    CONTROL #    0000000000
THE COMPANY NAME INC. - COMMON      SHARES      123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A                 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B                 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C                 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D                 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E                 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F                 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K                   123,456,789,012.12345


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

[] For All   [] Withhold All  [] For All Except

Nominees

01 Paul A. Keenan               02 Matthew Lambiase


The Board of Directors recommends you vote FOR the following proposal(s):

2 RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2009 FISCAL YEAR.

For [] Against [] Abstain []


NOTE: Such other business as may properly come before the meeting or any adjournment thereof.


To withhold authority to vote for any
individual nominee(s), mark "For All
Except" and write the number(s) of the
nominee(s) on the line below.

---------------------------------

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

                                                         Investor Address Line 1
                                                         Investor Address Line 2
                                                         Investor Address Line 3
                                                         Investor Address Line 4
                                                         Investor Address Line 5
                                                                     John Sample
                                                            1234 ANYWHERE STREET
                                                            ANY CITY, ON A1A 1A1

-----------------------  ----           ----------------------------------  ----
Signature (Joint Owners) Date           Signature [PLEASE SIGN WITHIN BOX]  Date

                                                                          SHARES
                                                                         CUSIP #
                                                                      SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .
--------------------------------------------------------------------------------

                         CHIMERA INVESTMENT CORPORATION
               This proxy is solicited by the Board of Directors
                         Annual meeting of Shareholders
                               5/29/2009 11:00AM


Revoking all prior proxies, the undersigned hereby appoints Matthew
Lambiase and A. Alexandra Denahan, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Chimera Investment Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, commencing at 11:00 a.m., New York time, on Friday, May 29, 2009, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

                   Continued and to be signed on reverse side